CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net revenues	$ 35,647,021	$ 21,845,619
Cost of revenues	31,018,117	19,131,257
Gross profit	4,628,904	2,714,362
Operating expenses:
Sales and marketing	2,604,783	1,830,538
General and administrative expenses	3,654,716	3,360,513
Total operating expenses	6,259,499	5,191,051
Loss from operations	(1,630,595)	(2,476,689)
Other income (expense):
Interest expense	(465,131)	(171,945)
Interest income	300	2,487
Change in fair value of derivative liabilities	(279,000)	62,000
Total other income (expense)	(743,831)	(107,458)
Loss before provision for income taxes	(2,374,426)	(2,584,147)
Income tax expense	7,440	7,495
Net loss	$ (2,381,866)	$ (2,591,642)
Net loss per share:
Basic	$ (0.12)	$ (0.13)
Diluted	$ (0.12)	$ (0.13)
Number of weighted average shares outstanding:
Basic	19,589,978	19,376,214
Diluted	19,589,978	19,376,214